UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOLLAR TREE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 DOLLAR TREE, INC. 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/DLTR or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on June 13, 2019. Important Notice Regarding the Availability of Proxy Materials for the Dollar Tree, Inc. Shareholder Meeting to be Held on June 13, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report to shareholders and form of proxy card are available at: www.investorvote.com/DLTR Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/DLTR. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials for the annual meeting, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 3, 2019 to facilitate timely delivery. + 2 N O T C O Y 031TDD MMMMMMMMM Shareholder Meeting Notice 1234 5678 9012 345

Dollar Tree, Inc.’s Annual Meeting of Shareholders will be held on June 13, 2019 at the Hilton Norfolk The Main, 100 East Main Street, Norfolk, Virginia 23510, 8:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors for a One-Year Term. Nominees: Arnold S. Barron, Gregory M. Bridgeford, Thomas W. Dickson, Conrad M. Hall, Lemuel E. Lewis, Jeffrey G. Naylor, Gary M. Philbin, Bob Sasser, Thomas A. Saunders III, Stephanie P. Stahl, Carrie A. Wheeler, Thomas E. Whiddon, Carl P. Zeithaml To Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers. To Ratify the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year 2019. 2. 3. Note: Such other business as may properly come before the Annual Meeting. PLEASE NOTE – THIS IS NOT A BALLOT. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, request a paper or e-mail copy of the proxy materials to receive a proxy card or vote in person at the annual meeting. If you wish to attend and vote at the meeting, please bring this notice with you. For directions to the annual meeting, please contact the Hilton Norfolk The Main at 1-757-763-6200. Here’s how to order a copy of the proxy materials and select delivery preferences: Requests for delivery of proxy materials for the current meeting and future shareholder meetings can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.investorvote.com/DLTR. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Dollar Tree, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or email copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 3, 2019. Shareholder Meeting Notice